Exhibit 10.16

FIRST AMENDMENT TO

EMPLOYEE COVENANTS AGREEMENT

This First Amendment to the Employee Covenants Agreement, dated October 2, 2018, by and between EBS Enterprises, LLC (the “Company”) and Dr. Aaron Rollins (“Employee”) (the “Covenants Agreement”) is made and entered into on the date set forth on the signature page hereto and shall be effective immediately following the time, and subject to, AirSculpt Technologies, Inc.’s registration statement on Form S-1 related to its initial public offering (“IPO”) being declared effective (the “Amendment Effective Date”) by and between the Company and Employee (the “Amendment”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Covenants Agreement.

WHEREAS, Employee and Company mutually desire to amend the Covenants Agreement pursuant to this Amendment as set forth below.

NOW, THEREFORE, Employee and Company hereby agree that, as of, and subject to, the Amendment Effective Date, the Covenants Agreement is hereby amended as follows:

1.            The first sentence of Section 5 of the Covenants Agreement shall be amended to replace the phrase “ending nine (9) months” with the phrase “ending twelve (12) months”. For the avoidance of doubt, this amendment shall apply to the defined term “Restricted Period” where such term appears in other sections of the Covenants Agreement.

2.            Except as amended herein, the Covenants Agreement is hereby ratified and affirmed. If, for any reason, an IPO does not occur prior to January 1, 2022, then this Amendment will not be effective and will be null and void, but, for the avoidance of doubt, the Covenants Agreement will remain in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Amendment, effective as October 5, 2021.

EBS Enterprises, LLC

By:	/s/ Daniel Sollof
Name: Daniel Sollof
Title: Authorized Signatory

EMPLOYEE

/s/ Dr. Aaron Rollins
Dr. Aaron Rollins

[Signature Page to Amendment to Covenants Agreement]